UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2024

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock No Par Value	LINC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2024, Lincoln Educational Services Corporation (the “Company”) entered into a first amendment (the “Amendment”) of the secured credit agreement, dated as of February 16, 2024 (the “Credit Agreement”), with Fifth Third Bank, National Association (the “Bank”). As previously reported, pursuant to the Credit Agreement, the Company as borrower, obtained a revolving credit facility in the aggregate principal amount of $40 million including a $10 million letter of credit sublimit and a $20 million accordion feature (the “Facility”), the proceeds of which are to be used for working capital, general corporate and certain other permitted purposes. The Facility is guaranteed by the Company’s wholly-owned subsidiaries and is secured by a first priority lien in favor of the Bank on substantially all of the personal property owned by the Company and its subsidiaries. The term of the Facility is 36 months, maturing on February 16, 2027.

Among other things, the Amendment effects certain modifications to (i) clarify certain representations and affirmative covenants of the Company, (ii) clarify certain conditions to each advance, (iii) clarify and/or replace certain events of default and (iv) delete or revise certain definitions in order to harmonize them with the other modifications made.  The Amendment also contains customary releases, representations and warranties and reaffirmations consistent with the original terms of the Credit Agreement. Except as set forth above, the Amendment does not materially alter the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Amendment to Credit Agreement, dated July 18, 2024, between Lincoln Educational Services Corporation and Fifth Third Bank, National Association

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2024

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Executive Vice President, Chief Financial Officer and Treasurer